Leader Short Term High Yield Bond Fund

Institutional Shares: LCCIX

Investor Shares: LCCMX

Leader High Quality Floating Rate Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Supplement dated January 13, 2023

to the

Prospectus dated September 30, 2022, as amended

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The following replaces the fee table under the sub-heading “Fees and Expenses of the Fund” under the heading “Leader Short Term High Yield Bond Fund Summary” on page 1 of the Summary Prospectus:

Fees and Expenses of the Fund:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Redemption Fee (as a percentage of amount redeemed)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.50%
Other Expenses	1.53%	1.53%
Acquired Fund Fees and Expenses (1)	0.10%	0.10%
Total Annual Fund Operating Expenses	2.38%	2.88%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

1

The following replaces the example under the sub-heading “Example” under the heading “Leader Short Term High Yield Bond Fund Summary” on page 1 of the Summary Prospectus:

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$238	$733	$1,254	$2,681
Investor Shares	$288	$882	$1,502	$3,171

The following replaces the fee table under the sub-heading “Fees and Expenses of the Fund” under the heading “Leader High Quality Floating Rate Fund Summary” on page 7 of the Summary Prospectus:

Fees and Expenses of the Fund:

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Redemption Fee (as a % of amount redeemed, on shares held less than six months)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.38%
Other Expenses	1.29%	1.30%
Acquired Fund Fees and Expenses (1)	0.08%	0.08%
Total Annual Fund Operating Expenses	2.02%	2.41%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial highlights include only the direct operating expenses incurred by the Fund.

2

The following replaces the example under the sub-heading “Example” under the heading “Leader High Quality Floating Rate Fund Summary” on page 7 of the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$202	$624	$1,072	$2,314
Investor Shares	$241	$742	$1,269	$2,711

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You should read this Supplement in conjunction with the Prospectus and SAI dated September 30, 2022, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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